SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      October 15, 2003

NIMBUS GROUP, INC.

(Exact name of registrant as specified in its charter)

Florida	0-15034	01-0656115

(State or other jurisdiction or incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2999 N.E. 191st Street, Aventura, Florida 33180

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code      (305) 692-3732

(Former name or former address, if changed since last report)

ITEM 4. CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT

     NIMBUS GROUP, INC. (the “Registrant”) has dismissed Rachlin, Cohen & Holtz, LLP (“RCH”) as the Registrant’s independent accountant, effective October 15, 2003. The Registrant has replaced RCH with Berkovitz, Lago & Company, LLP (“BLC”), effective October 15, 2003. BLC served as the independent accountant for the Registrant prior to RCH. RCH was originally engaged due to its relationship with the Registrant’s interim chief financial officer. As the Registrant’s interim chief financial officer is no longer with Registrant, the Registrant has decided to re-engage BLC.

     (a)  Previous Independent Accountants.

(i)	Effective October 15, 2003, RCH was dismissed as the principal accountants to audit Registrant’s financial statements.

(ii)	RCH served as the Registrant’s independent accountant from August 6, 2003 through the dismissal date and had not provided any report on the financial statements of the Registrant.

(iii)	The decision to dismiss RCH was recommended by management of the Registrant and approved by the Registrant’s Audit Committee.

(iv)	From August 6, 2003 through the date of dismissal, there have been no disagreements with RCH on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of RCH would have caused them to make reference thereto in their report on the financial statements for such year.

(v)	From August 6, 2003 through the date of dismissal, the Registrant has had no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

     The Registrant requested RCH furnish a letter addressed to the Securities and Exchange Commission stating whether or not RCH agrees with the statements made above and, if not, stating the respects in which it does not agree. A copy of this letter will be filed by amendment to this Form 8-K.

     (b)  Engagement of New Independent Accountants.

(i)	Effective October 14, 2003, the Registrant engaged the accounting firm of BLC as the Registrant’s new independent accountants to audit the Registrant’s financial statements for the proximate fiscal year end.

2

(ii)	The Registrant has not consulted with BLC from August 6, 2003 through the date of dismissal on either the application of accounting principles or type of opinion BLC might issue on the Registrant’s financial statements. However, BLC served as the Registrant’s principal accountants to audit the Registrant’s financial statements for its past fiscal year. The report of BLC on the financial statements of Registrant for the past fiscal year contain no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principal; however, the report was modified to include an explanatory paragraph wherein BLC expressed substantial doubt about the Registrant’s ability to continue as a going concern.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits

16.1	Letter of Rachlin, Cohen & Holtz, LLP pursuant to Item 304 of Regulation S-B. (to be filed by amendment)

3

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIMBUS GROUP, INC.

By: /s/ Michael B. Wellikoff

Name: Michael B. Wellikoff Its: Chairman

DATED: October 15, 2003

4